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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 8-K, into the Company's previously filed Registration Statement (File Nos. 33-42504, 33-44622, 33-56846, 33-56848,
33-57768, 33-57770, 33-57772, 33-67588, 33-80212, 333-97682 and 333-00376).

                                                   /s/ Arthur Andersen LLP

                                                   ARTHUR ANDERSEN LLP


San Jose, California
May 10, 1996